Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2026-02-26	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Erroneously Awarded Compensation Recovery
Restatement Determination Date	Feb. 26, 2026
Erroneous Compensation Analysis

Recovery Analysis Regarding Incentive-Based Compensation

Background

In connection with the preparation of our 2025 consolidated financial statements, we identified an accounting error related to deferred income taxes associated with a one-time tax incentive granted by a certain foreign jurisdiction in the fourth quarter of 2024. On February 26, 2026, the Audit Committee concluded that the error was material to our previously issued financial statements, requiring a restatement of our audited 2024 consolidated financial statements. The restatement resulted in a decrease to income tax benefit, net, and deferred income taxes of $194.6 million in the consolidated financial statements as of and for the year ended December 31, 2024. We also restated our unaudited 2025 quarterly condensed consolidated financial statements. The restatement included adjustments to deferred tax assets, deferred tax liabilities, retained earnings, income tax benefit, net income, and net income per share. See Note 2 and Note 17 to the financial statements included in our 2025 Annual Report, as well as our Form 8-K filed with the SEC on February 27, 2026, for further details.

The error and corrective adjustments were non-cash in nature, and they did not impact key metrics used by MPS in managing operations, such as revenue, gross margin, operating expenses, non-GAAP net income and non-GAAP diluted net income per share. The error did not involve misconduct by any executive officers or employees.

Recovery Analysis

Following the restatement and the filing of the 2025 Annual Report, the Compensation Committee conducted a recovery analysis under our Compensation Clawback Policy, which was adopted pursuant to SEC Rule 10D-1 and NASDAQ listing standards.

Recovery Period:

The Compensation Committee determined that the applicable recovery period consisted of 2023, 2024 and 2025 (the “Recovery Period”), representing the three completed fiscal years immediately preceding the date on which the Audit Committee concluded that the restatement was required.

Determination of Affected Awards:

The Compensation Committee reviewed all incentive-based compensation received by our executive officers during the Recovery Period to identify those awards that were potentially affected by the restatement:

Award Type	Year (1)	Performance Condition	Conclusion
Annual short-term cash incentives	2023, 2024 and 2025	Non-GAAP operating income	The metric was not affected by the restatement.
2021 PSUs	2023	Environmental sustainability	The metrics were not affected by the restatement.
2022 MSUs	2024 and 2025	Stock price hurdles and relative TSR	Clawback analysis was required.
2023 PSUs	2025	Revenue growth rate and manufacturing capacity	The metrics were not affected by the restatement.

(1)	Represents the years during which the applicable performance conditions were attained.

Stock Price or TSR Estimation Method

Independent Assessment:

The recoverable amount, if any, is the excess of incentive-based compensation received by the executive officers over the amount that would have been received had it been determined based on the restated results. Because the impact of a restatement on incentive-based compensation based on stock price and TSR achievement cannot be mathematically recalculated, SEC Rule 10D-1 and NASDAQ listing standards require the use of reasonable estimates to make the determination. The Compensation Committee engaged a valuation advisory firm to perform an analysis of the effect of the restatement on the 2022 MSUs. The Compensation Committee assessed the independence of the advisory firm pursuant to SEC rules and also concluded that no conflict of interest has been raised by the advisory firm's work or otherwise exists that would prevent them from serving as an independent advisor to the Compensation Committee in this analysis.

Payout of the 2022 MSUs was based on the satisfaction of two market conditions over the performance period from October 2022 to October 2025:

Condition One:

The average closing price of our Common Stock over 90 consecutive trading days must meet or exceed five stock price targets, ranging from $455.41 to $591.25, at any time during the performance period. We achieved all five price targets as of March 2024. Because all five stock price targets were satisfied prior to the period affected by the restatement, the advisory firm concluded that the restatement had no impact on the achievement of this condition.

Condition Two:

Our three-year TSR relative to the TSR of the companies comprising the PHLX Index must rank at or above the 50th percentile. At the end of the performance period, our TSR was approximately 150% and ranked at the 72nd percentile, well above the 50th percentile threshold. A TSR of approximately 43.3% would have been sufficient to satisfy the 50th percentile threshold, indicating a substantial margin of outperformance.

To estimate our stock price levels and TSR absent the misstatement, the advisory firm performed a “but-for” analysis supported by the following two methodologies:

(1)

Fundamental Analysis. The advisory firm recast the TSR by factoring in the impact of the restatement on two key financial metrics - net income and net income per share. The analysis showed that our TSR would have decreased from approximately 150% to 137%. This reduction would not have changed our relative TSR rank, which remained at the 72nd percentile. As stated above, our TSR would have needed to fall to approximately 43.3% for there to be a failure to satisfy the performance condition.

(2)

Event Study. The advisory firm recast the TSR by analyzing the adjusted stock price returns following the restatement announcement, which were calculated as the difference between the actual returns and the expected returns based on our historical stock performance compared to the PHLX Index. The analysis showed that our TSR would have decreased by less than 1%, suggesting that the restatement did not have a material impact on the stock price.

Restatement does not require Recovery

Conclusion

Based on a review of the independent analysis performed by the advisory firm, the Compensation Committee concluded that the restatement did not affect the attainment of the applicable performance conditions or the resulting payout levels of the 2022 MSUs. Since no excess incentive-based compensation was determined to have been received by any executive officers during the Recovery Period, no recovery of compensation was required under our Compensation Clawback Policy.